Derivative financial instruments	6 Months Ended
Jun. 30, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative financial instruments	Derivative financial instruments
We have entered into interest rate derivatives to hedge the current and future interest rate payments on our variable rate debt. These derivative financial instruments can include interest rate swaps, caps, floors, options and forward contracts.
As of June 30, 2019, we had interest rate caps and swaps outstanding, with underlying variable benchmark interest rates ranging from one to six-month U.S. dollar LIBOR.
Some of our agreements with derivative counterparties require a two-way cash collateralization of derivative fair values. As of June 30, 2019 and December 31, 2018, we had cash collateral of $1.3 million and $5.5 million, respectively, from various counterparties and the obligation to return such collateral was recorded in accounts payable, accrued expenses and other liabilities. We had not advanced any cash collateral to counterparties as of June 30, 2019 or December 31, 2018.
The counterparties to our interest rate derivatives are primarily major international financial institutions. We continually monitor our positions and the credit ratings of the counterparties involved and limit the amount of credit exposure to any one party. We could be exposed to potential losses due to the credit risk of non-performance by these counterparties. We have not experienced any material losses to date.
Our derivative assets are recorded in other assets and our derivative liabilities are recorded in accounts payable, accrued expenses and other liabilities in our Condensed Consolidated Balance Sheets. The following tables present notional amounts and fair values of derivatives outstanding as of June 30, 2019 and December 31, 2018:

	June 30, 2019		December 31, 2018
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative assets not designated as accounting hedges:
Interest rate caps	$2,487,500	$7,734	$2,523,500	$32,547
Derivative assets designated as accounting cash flow hedges:
Interest rate swaps	$586,044	$3,498	$1,900,957	$36,558
Total derivative assets		$11,232		$69,105

(a)	The notional amount is reported as nil for caps and swaps where the effective date has not yet commenced.

	June 30, 2019		December 31, 2018
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative liabilities designated as accounting cash flow hedges:
Interest rate swaps	$3,691,000	$103,778	$1,375,000	$29,321
Total derivative liabilities		$103,778		$29,321

(a)	The notional amount is reported as nil for swaps where the effective date has not yet commenced.
We recorded the following in other comprehensive income related to derivative financial instruments for the three and six months ended June 30, 2019 and 2018:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Gain (Loss)
Effective portion of change in fair market value of derivatives designated as accounting cash flow hedges:
Interest rate swaps	$(66,778)	$7,531	$(107,516)	$32,355
Income tax effect	8,348	(941)	13,440	(4,044)
Net changes in cash flow hedges, net of tax	$(58,430)	$6,590	$(94,076)	$28,311

We expect to reclassify approximately $14 million from AOCI as an increase in interest expense in our Condensed Consolidated Income Statements over the next 12 months. The following table presents the effect of derivatives recorded as reductions to or (increases) in interest expense in our Condensed Consolidated Income Statements for the three and six months ended June 30, 2019 and 2018:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Gain (Loss)
Derivatives not designated as accounting hedges:
Interest rate caps	$(9,821)	$4,515	$(25,708)	$21,055
Reclassification to Condensed Consolidated Income Statements:
Reclassification of amounts previously recorded within AOCI	2,235	—	$6,166	—
Effect from derivatives on interest expense	$(7,586)	$4,515	$(19,542)	$21,055